UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22041

Gabelli 787 Fund, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli Enterprise Mergers and Acquisitions Fund

Annual Report

October 31, 2014

To Our Shareholders,

For the year ended October 31, 2014, the net asset value (“NAV”) per Class A Share of the Gabelli Enterprise Mergers and Acquisitions Fund increased 1.4% compared with an increase of 17.3% for the Standard & Poor’s (“S&P”) 500 Index. The performance of the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index for this year was 0.05%. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of October 31, 2014.

Commentary

In late summer 2013, the Federal Reserve announced it was soon going to allow short term interest rate to rise. Shortly afterward, it reversed that policy. The uncertainty surrounding such a quick change, combined with the October government shutdown, dampened merger and acquisitions (M&A) activity.

Putting these economic events in the rear view mirror, global M&A activity quickly surged 52% in dollar volumes in first calendar quarter of 2014 versus first calendar quarter 2013. Several large deals were the catalysts, including continued strength in private equity M&A, since there were only 8,200 deals in this quarter, the lowest level in the first quarter since 2004.

In the second calendar quarter of 2014, global deal volume rose 123.7% to $1.0 trillion compared with the same period last year. As in the first quarter, the increased volume was driven by a significant number of large deals. Private equity involvement continued to be strong as well, with financial sponsors engaging in deals worth $125 billion and accounting for over 10% of worldwide deal volume. Another trend that emerged in 2014 was hostile bidding; hostile takeovers accounted for 8% of global deal activity in the first half of 2014, a level previously reached in 2007, the most active deal year in history.

In the third quarter of 2014, global deal volume continued its upward trend, rising 26.3% to $888 billion compared with the same period in the previous year.

Year to date October 2014, deal volumes total an estimated $2.8 trillion, already exceeding full year 2013 data. Announced deals greater than $5 billion remained prevalent, with twenty-nine deals in excess of $5 billion announced in the first and second quarters of 2014. Only at the peak of the market in the fourth quarter of 2006 and second quarter of 2007 were there this many sizable deals. As in the first half of the year, hostile deals continued to contribute to the increase in worldwide M&A.

M&A remains quite strong as the ingredients for deal making, i.e., low interest rates, high corporate cash on balance sheets, and improved corporate confidence, continue to be present in the market. As the Federal Reserve considers raising interest rates, it is once again important to reiterate that the spreads on deals are positively correlated with the risk free rate; this correlation has held historically.

Selected deals that closed during the Fund’s fiscal year

Saks Inc. is a New York based retailer of luxury fashion clothing, shoes, and accessories. On July 29, 2013, Hudson’s Bay Company announced that it was acquiring Saks for $16.00 cash per share. Hudson’s Bay is a retailer in North America known for its Lord &Taylor department stores. The deal came after industry speculation that Saks was exploring strategic alternatives. The $2.9 billion merger was approved by shareholders on October 30, 2013 and closed on November 4, 2013. The Fund earned a 2.2% annualized return.

NV Energy Inc. is a Las Vegas based holding company serving Nevada as a gas and electric utility. On May 29, 2013, MidAmerican Energy Holdings Company, a subsidiary of Berkshire Hathaway Inc., announced it was acquiring NV Energy for $23.75 per share in a $10 billion merger. MidAmerican, based in Des Moines, Iowa, provides electricity and natural gas services in several states and currently has no exposure in Nevada. The deal received the final required regulatory approvals in December and closed on December 19, 2013. The Fund earned a 10.3% annualized return on this position.

Algeta ASA is a Norwegian biotechnology company engaged in the development of cancer treatments. In November 2013, the company issued a press release confirming speculation that it was the subject of a takeover attempt by joint venture partner Bayer AG, noting that it received a 336 NOK offer from the German healthcare giant. On December 19, 2013, the two companies agreed to a fully financed 362 NOK cash tender offer. The offer, which valued the company at 17.6 billion NOK, successfully closed on February 26, 2014. The Fund earned a 27.3% annualized return.

Forest Laboratories Inc. is a New York based pharmaceuticals company engaged in the development and commercialization of treatments for gastroenterology, cardiovascular, and respiratory conditions. On February 18, 2014, Actavis plc, an Irish specialty pharmaceuticals company, announced a cash and stock merger offer valuing the company at approximately $27 billion. The consideration included $26.04 in cash and 0.3306 Actavis shares, representing roughly 26% cash and 74% stock. The deal was approved by shareholders of both companies on June 17, 2014 and successfully closed on June 30, 2014. The Fund earned a 21.5% annualized return.

UNS Energy Corp. is a gas and electric utility based in Tucson, Arizona. On December 11, 2013, the company announced that it was being acquired by Fortis, the distribution utility based in Newfoundland, Canada. Fortis, which is continuing to consolidate American utilities, paid $60.25 cash per share in this $4.3 billion merger. In addition, UNS shareholders received dividends through the close of the deal, including pro-rated dividends. The deal closed on August 15, 2014 after receiving shareholder and regulatory approvals. The Fund earned a 6.9% annualized return.

Hillshire Brands Co., formerly known as Sara Lee Corp., is a concentrated meat and bakery business in the U.S. generating an estimated $4 billion of revenue. It is the leading player in categories such as protein breakfast, breakfast sausages, and hot dogs under the Jimmy Dean, Hillshire Farm, and Ball Park brands. On July 2, 2014, following a bidding war between Tyson Foods and Pilgrim’s Pride and the termination of the Hillshire agreement to acquire Pinnacle Foods, which was previously announced on May 12, 2014, Hillshire announced that it had received a $63 cash tender offer from Tyson Foods. The deal valued Hillshire Brands at $8.6 billion. The deal closed on August 28, 2014 after receiving the necessary regulatory approvals and the successful completion of the tender offer. The Fund earned a 31.9% annualized return.

We appreciate your continuing confidence and trust.

Comparative Results

Average Annual Returns through October 31, 2014 (a)(b) (Unaudited)

	1 Year	5 Year	10 Year	Since Inception (2/28/01)
Class A (EMAAX)	1.43%	7.05%	4.58%	4.49%
With sales charge (c)	(4.40)	5.79	3.97	4.03
Class AAA (EAAAX)	1.58	7.24	4.67	4.55
Class B (EMABX)	0.85	6.46	4.01	3.91
With contingent deferred sales charge (d)	(4.15)	6.15	4.01	3.91
Class C (EMACX)	0.85	6.47	4.01	3.91
With contingent deferred sales charge (e)	(0.15)	6.47	4.01	3.91
Class Y (EMAYX)	1.90	7.54	5.06	4.95
S&P 500 Index	17.27	16.69	8.20	5.68
Lipper U.S. Treasury Money Market Fund Average	0.01	0.01	1.25	1.26
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.05	0.09	1.58	1.69

In the current prospectuses dated February 28, 2014, the Fund’s expense ratios are 1.49%, 1.69%, 2.24%, 2.24%, and 1.24% for the Class AAA, A, B, C, and Y Shares, respectively. See page 13 for expense ratios for the year ended October 31, 2014. Class AAA and Class Y Shares have no sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, sales charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class A Shares’ NAV are used to calculate the performance for the periods prior to the issuance of the Class AAA Shares on February 26, 2010. The actual performance for the Class AAA Shares would have been higher than the returns of the Class A Shares due to lower expenses. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. Dividends are considered reinvested except for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends October 31.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.

(e)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI ENTERPRISE

MERGERS AND ACQUISITIONS FUND (CLASS A SHARES) AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Gabelli Enterprise Mergers and Acquisitions Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from May 1, 2014 through October 31, 2014	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended October 31, 2014.

	Beginning Account Value 05/01/14	Ending Account Value 10/31/14	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Enterprise Mergers and Acquisitions Fund
Actual Fund Return
Class AAA	$1,000.00	$ 995.40	1.48%	$ 7.44
Class A	$1,000.00	$ 994.50	1.69%	$ 8.50
Class B	$1,000.00	$ 991.70	2.25%	$11.30
Class C	$1,000.00	$ 991.70	2.24%	$11.25
Class Y	$1,000.00	$ 996.30	1.23%	$ 6.19
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.74	1.48%	$ 7.53
Class A	$1,000.00	$1,016.69	1.69%	$ 8.59
Class B	$1,000.00	$1,013.86	2.25%	$11.42
Class C	$1,000.00	$1,013.91	2.24%	$11.37
Class Y	$1,000.00	$1,019.00	1.23%	$ 6.26
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of October 31, 2014:

Gabelli Enterprise Mergers and Acquisitions Fund

Long Positions
Consumer Discretionary	23.8%
Health Care	10.7%
U.S. Government Obligations	9.4%
Information Technology	9.0%
Financials	8.8%
Energy	8.4%
Consumer Staples	8.1%
Materials	6.6%
Telecommunication Services	5.9%
Industrials	4.9%

Utilities	4.6%
Other Assets and Liabilities	0.2%
Forward Foreign Exchange Contracts	0.0%*

100.4%

Short Positions
Health Care	(0.4)%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments — October 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 88.4%
	CONSUMER DISCRETIONARY — 21.9%
	Auto Components — 4.9%
70,000	Cooper Tire & Rubber Co.	$1,693,288	$2,254,700
10,000	Tenneco Inc.†	31,846	523,600
90,000	TRW Automotive Holdings Corp.†	9,262,753	9,121,500

		10,987,887	11,899,800

	Diversified Consumer Services — 0.0%
16,000	Corinthian Colleges Inc.†	96,163	2,962

	Hotels, Restaurants, and Leisure — 5.3%
60,000	Bally Technologies Inc.†	4,737,471	4,824,000
8,000	Belmond Ltd., Cl. A†	87,650	91,680
3,400	Churchill Downs Inc.	111,320	346,732
180,000	Dover Motorsports Inc.	667,976	429,300
58,800	Einstein Noah Restaurant Group Inc.	1,186,448	1,190,700
15,090	Eldorado Resorts Inc.†	76,331	62,171
190,000	International Game Technology	3,135,539	3,114,100
8,000	Multimedia Games Holding Co. Inc.†	287,484	279,200
185,000	Starbucks Coffee Japan Ltd.	2,485,694	2,404,629
2,000	Tim Hortons Inc.	160,852	162,040

		12,936,765	12,904,552

	Household Durables — 0.6%
90,000	Indesit Co. SpA†	1,295,762	1,237,234
10,000	Nobility Homes Inc.†	133,178	109,750
18,000	Skyline Corp.†	99,216	65,880

		1,528,156	1,412,864

	Media — 10.5%
100,000	ACME Communications Inc.	115,451	8,000
10,000	British Sky Broadcasting Group plc	110,207	141,733
155,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,276,459	1,125,300
80,000	Crown Media Holdings Inc., Cl. A†	344,537	279,200
61,000	DIRECTV†	5,161,878	5,294,190
3,600	Discovery Communications Inc., Cl. A†	26,174	127,260
10,800	Discovery Communications Inc., Cl. C†	60,976	377,892
20,000	DISH Network Corp., Cl. A†	386,434	1,273,000
7,000	Liberty Global plc, Cl. A†	271,463	318,290
17,000	Liberty Global plc, Cl. C†	619,167	755,990
20,000	Liberty Media Corp., Cl. A†	84,764	960,400
40,000	Liberty Media Corp., Cl. C†	164,542	1,917,200
77,000	LIN Media LLC, Cl. A†	1,977,410	1,842,610

Shares		Cost	Market Value
4,000	Scripps Networks Interactive Inc., Cl. A	$322,040	$308,960
20,000	Shaw Communications Inc., Cl. B	265,164	513,600
150,000	Sky Deutschland AG†	1,342,144	1,265,053
24,000	Starz, Cl. A†	39,939	741,600
80,000	Telenet Group Holding NV†	3,620,714	4,523,866
25,000	Time Warner Cable Inc.	3,724,659	3,680,250
4,000	Time Warner Inc.	315,774	317,880

		20,229,896	25,772,274

	Specialty Retail — 0.6%
10,000	Aaron’s Inc.†	287,545	247,600
6,000	Blyth Inc.	59,253	50,340
12,000	Pier 1 Imports Inc.	88,183	154,800
110,000	The Pep Boys - Manny, Moe & Jack†	1,218,265	1,048,300

		1,653,246	1,501,040

	TOTAL CONSUMER DISCRETIONARY	47,432,113	53,493,492

	HEALTH CARE — 10.6%
	Biotechnology — 2.3%
13,000	Ambit Biosciences Corp.†	199,641	203,060
6,800	Bio-Rad Laboratories Inc., Cl. A†	693,006	767,176
20,000	Durata Therapeutics Inc.†	474,141	480,600
10,000	LipoScience Inc.†	51,940	52,200
5,000	QLT Inc.†	29,989	19,900
21,000	Shire plc, ADR	5,283,030	4,195,800

		6,731,747	5,718,736

	Health Care Equipment and Supplies — 4.6%
3,000	Alere Inc.†	119,878	119,910
110,000	ArthroCare Corp. Stub†	0	38,500
9,200	CareFusion Corp.†	525,002	527,804
39,000	Covidien plc	3,415,715	3,605,160
12,000	Exactech Inc.†	161,584	255,600
6,500	ICU Medical Inc.†	419,264	460,850
330,000	Nobel Biocare Holding AG	6,005,840	5,830,692
1,000	Pethealth Inc.†	2,547	2,458
11,250	Smith & Nephew plc, ADR	412,284	383,062
992	Wright Medical Group Inc.†	23,104	31,367

		11,085,218	11,255,403

	Health Care Providers and Services — 0.1%
1,000	Chemed Corp.	30,478	103,360
2,000	Gentiva Health Services Inc.†	30,087	39,400

		60,565	142,760

	Life Sciences Tools and Services — 1.5%
5,000	Illumina Inc.†	215,658	962,900
73,000	WuXi PharmaTech Cayman Inc., ADR†	1,337,714	2,752,100

		1,553,372	3,715,000

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
	Pharmaceuticals — 2.1%
8,000	Allergan Inc.	$459,000	$1,520,480
22,500	AstraZeneca plc, ADR	1,747,401	1,641,150
8,000	Auxilium Pharmaceuticals Inc.†	258,383	257,360
26,000	Bristol-Myers Squibb Co.	747,679	1,512,940
5,991	Grifols SA, ADR	80,399	212,021

		3,292,862	5,143,951

	TOTAL HEALTH CARE	22,723,764	25,975,850

	INFORMATION TECHNOLOGY — 9.0%
	Communications Equipment — 0.2%
35,000	Emulex Corp.†	251,463	198,100
20,000	Riverbed Technology Inc.†	422,937	379,800

		674,400	577,900

	Electrical Equipment and Instruments — 0.0%
1,000	Park Electrochemical Corp.	14,550	25,800

	Semiconductors and Semiconductor Equipment — 2.6%
500	Bull†	3,383	3,070
130,000	International Rectifier Corp.†	5,097,297	5,170,100
10,000	MoSys Inc.†	39,042	26,900
300	OmniVision Technologies Inc.†	8,366	8,034
77,000	Peregrine Semiconductor Corp.†	955,103	957,110
3,000	Viasystems Group Inc.†	48,213	47,610
2,500	Xcerra Corp.†	18,894	21,225

		6,170,298	6,234,049

	Software — 6.2%
38,000	BMC Software Stub†	0	1,900
128,000	Compuware Corp.	1,347,482	1,299,200
70,000	Concur Technologies Inc.†	8,914,936	8,982,400
1,000	Conversant Inc.†	34,862	35,250
17,952	Covisint Corp.†	48,453	51,881
15,000	Digital River Inc.†	383,652	383,550
2,000	Ebix Inc.	32,126	29,500
75,000	FalconStor Software Inc.†	251,646	84,750
170,000	Move Inc.†	3,555,618	3,561,500
500	PubliGroupe AG	117,882	108,871
20,000	Take-Two Interactive Software Inc.†	158,010	529,000
7,000	TIBCO Software Inc.†	162,445	163,590

		15,007,112	15,231,392

	TOTAL INFORMATION TECHNOLOGY	21,866,360	22,069,141

	FINANCIALS — 8.8%
	Capital Markets — 0.4%
50,000	BKF Capital Group Inc.†	200,759	68,500
2,000	Kinnevik Investment AB, Cl. A	72,279	63,677

Shares		Cost	Market Value
102,000	SWS Group Inc.†	$982,879	$753,780

		1,255,917	885,957

	Commercial Banks — 0.8%
165,000	First Niagara Financial Group Inc.	2,270,263	1,235,850
34,000	Hudson City Bancorp Inc.	285,561	328,100
6,815	National Penn Bancshares Inc.	70,565	70,126
20,025	Sterling Bancorp	201,872	281,552
2,000	The Bank of Kentucky Financial Corp.	93,603	93,820

		2,921,864	2,009,448

	Consumer Finance — 1.2%
96,000	Navient Corp.	925,082	1,898,880
100,000	SLM Corp.	573,264	955,000

		1,498,346	2,853,880

	Insurance — 4.7%
1,500	Argo Group International Holdings Ltd.	36,600	83,700
1,000	Aspen Insurance Holdings Ltd.	43,388	43,630
34,500	National Interstate Corp.	1,009,938	981,180
150,000	Protective Life Corp.	10,401,063	10,452,000
500	Schweizerische National-Versicherungs-Gesellschaft AG	44,362	41,600

		11,535,351	11,602,110

	Real Estate Management and Development — 1.7%
200,000	American Realty Capital Healthcare Trust Inc.	2,175,314	2,260,000
3,000	Glimcher Realty Trust	41,269	41,190
1,000	HealthLease Properties Real Estate Investment Trust	13,035	12,528
38,000	Ryman Hospitality Properties Inc.	1,354,565	1,875,300

		3,584,183	4,189,018

	TOTAL FINANCIALS	20,795,661	21,540,413

	ENERGY — 8.3%
	Energy Equipment and Services — 4.2%
60,000	Bolt Technology Corp.	1,315,082	1,315,800
110,000	Dresser-Rand Group Inc.†	9,019,505	8,987,000

		10,334,587	10,302,800

	Oil, Gas, and Consumable Fuels — 4.1%
480,000	Alvopetro Energy Ltd.†	473,256	204,427
7,000	Anadarko Petroleum Corp.	518,578	642,460
200	Apco Oil and Gas International Inc.†	2,886	2,866
90,000	Athlon Energy Inc.†	5,247,089	5,247,000
100,000	Dragon Oil plc	631,371	859,835
3,000	Foster Wheeler AG	94,784	93,090
345,000	Gulf Coast Ultra Deep Royalty Trust†	603,750	552,000
11,592	Halcon Resources Corp.†	100,633	36,051

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY (Continued)
	Oil, Gas, and Consumable Fuels (Continued)
200,000	Kodiak Oil & Gas Corp.†	$2,942,728	$2,158,000
140,000	WesternZagros Resources Ltd.†	409,637	79,500

		11,024,712	9,875,229

	TOTAL ENERGY	21,359,299	20,178,029

	CONSUMER STAPLES — 8.1%
	Consumer Products — 1.0%
135,400	Cermaq ASA	1,961,739	1,922,112
8,000	Lorillard Inc.	496,455	492,000

		2,458,194	2,414,112

	Food and Staples Retailing — 4.6%
21,000	Casey’s General Stores Inc.	848,165	1,719,270
5,000	CST Brands Inc.	172,581	191,250
12,000	Family Dollar Stores Inc.	954,978	939,480
210,000	Safeway Inc.	7,807,311	7,320,600
6,400	SpartanNash Co.	62,762	143,424
29,700	Village Super Market Inc., Cl. A	678,292	824,175

		10,524,089	11,138,199

	Food Products — 2.3%
120,000	Chiquita Brands International Inc.†	1,729,875	1,731,600
4,500	Flowers Foods Inc.	10,669	85,500
40,000	GrainCorp Ltd., Cl. A	465,859	308,353
1,000	Nutreco NV	50,660	50,070
500,000	Parmalat SpA	1,849,699	1,502,525
5,000	Pinnacle Foods Inc.	171,344	169,000
6,500	Post Holdings Inc.†	163,261	243,750
44,000	Tootsie Roll Industries Inc.	933,602	1,304,600
1,000	Warrnambool Cheese & Butter Factory Co. Holding Ltd.†	6,834	7,176
550,000	Yashili International Holdings Ltd.	234,871	204,251

		5,616,674	5,606,825

	Personal Products — 0.2%
50,000	Avon Products Inc.	885,161	520,000

	TOTAL CONSUMER STAPLES	19,484,118	19,679,136

	MATERIALS — 6.6%
	Building Products — 0.8%
100,000	Griffon Corp.	850,000	1,229,000
12,000	Vulcan Materials Co.	471,544	740,520

		1,321,544	1,969,520

	Chemicals — 2.9%
10,000	Auriga Industries A/S, Cl. B†	538,448	516,037
300	Penford Corp.†	5,584	5,655
20,000	Rockwood Holdings Inc.	1,638,444	1,538,200

Shares		Cost	Market Value
15,000	SGL Carbon SE†	$472,691	$231,958
35,000	Sigma-Aldrich Corp.	4,789,761	4,756,850

		7,444,928	7,048,700

	Containers and Packaging — 1.9%
9,000	Greif Inc., Cl. B	481,339	451,980
290,000	Myers Industries Inc.	5,775,547	4,332,600

		6,256,886	4,784,580

	Metals and Mining — 0.9%
95,000	Alcoa Inc.	923,952	1,592,200
1,300	Allegheny Technologies Inc.	88,857	42,705
85,000	AuRico Gold Inc.	672,604	272,850
330	B2Gold Corp.†	683	550
400	Camino Minerals Corp.†	749	16
1,000	Cayden Resources Inc.†	3,090	2,085
20,000	Chaparral Gold Corp.†	6,566	10,647
19,000	Pan American Silver Corp.	298,459	175,662

		1,994,960	2,096,715

	Paper and Forest Products — 0.1%
110,000	Ainsworth Lumber Co. Ltd.†	341,757	253,760

	TOTAL MATERIALS	17,360,075	16,153,275

	TELECOMMUNICATION SERVICES — 5.6%
	Diversified Telecommunications Services — 3.1%
280,000	Asia Satellite Telecommunications Holdings Ltd.	604,206	974,836
11,800	BCE Inc.	512,845	524,014
150,000	Cincinnati Bell Inc.†	564,867	550,500
120,000	Jazztel plc†	1,984,202	1,915,813
220,000	Koninklijke KPN NV	657,892	721,488
1,000	Loral Space & Communications Inc.†	79,915	76,500
5,000	tw telecom inc.†	195,392	213,900
52,000	Ziggo NV†	2,309,138	2,540,408

		6,908,457	7,517,459

	Wireless Telecommunications Services — 2.5%
22,000	Millicom International Cellular SA, SDR	1,664,699	1,793,571
1,000	Rogers Communications Inc., Cl. B	2,955	37,650
50,000	Sprint Corp.†	287,069	296,500
9,000	Telephone & Data Systems Inc.	255,177	230,760
40,000	T-Mobile US Inc.†	650,000	1,167,600
70,000	United States Cellular Corp.†	3,221,188	2,549,400

		6,081,088	6,075,481

	TOTAL TELECOMMUNICATION SERVICES	12,989,545	13,592,940

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	INDUSTRIALS — 4.9%
	Aerospace and Defense — 0.9%
20,000	Exelis Inc.	$264,950	$357,000
40,000	Kaman Corp.	1,361,916	1,722,400

		1,626,866	2,079,400

	Air Freight and Logistics — 0.2%
80,681	TNT Express NV	827,586	468,219

	Commercial Services and Supplies — 1.9%
34,000	Blackhawk Network Holdings Inc., Cl. B†	814,146	1,135,600
10,000	Impreglon SE	191,386	178,135
7,000	Rollins Inc.	21,042	223,090
14,000	The Brink’s Co.	355,398	294,000
150,000	The Interpublic Group of Companies Inc.	2,927,842	2,908,500
1,111	Vectrus Inc.†	19,941	27,153

		4,329,755	4,766,478

	Construction and Engineering — 0.1%
500	Balfour Beatty plc	2,078	1,229
20,000	Pike Corp.†	238,381	238,800
2,000	Sanitec Corp.	26,352	25,663

		266,811	265,692

	Machinery — 1.0%
8,600	CIRCOR International Inc.	265,121	646,290
8,000	CNH Industrial NV	86,326	65,164
18,000	Vacon Oyj	786,352	762,190
30,000	Xylem Inc.	883,503	1,090,800

		2,021,302	2,564,444

	Railroads and Transportation — 0.8%
10,000	Contrans Group Inc., Cl. A	137,314	132,470
1,000	GATX Corp.	27,778	63,400
49,000	Navistar International Corp.†	1,217,790	1,733,130

		1,382,882	1,929,000

	TOTAL INDUSTRIALS	10,455,202	12,073,233

	UTILITIES — 4.6%
	Electric Utilities — 2.4%
50,000	Cleco Corp.	2,746,180	2,688,000
10,000	Duke Energy Corp.	510,755	821,500
40,000	Endesa SA	1,228,952	778,706
62,000	Pepco Holdings Inc.	1,659,343	1,695,080

		6,145,230	5,983,286

	Gas Utilities — 0.1%
4,000	Southwest Gas Corp.	139,331	232,360

Shares		Cost	Market Value

	Independent Power Producers and Energy Traders — 0.0%
75,000	GenOn Energy Inc., Escrow†	$0	$0

	Multi-Utilities — 1.7%
10,000	Integrys Energy Group Inc.	684,074	726,800
64,000	NorthWestern Corp.	1,774,147	3,381,760

		2,458,221	4,108,560

	Water — 0.4%
30,000	Severn Trent plc	815,110	957,896

	TOTAL UTILITIES	9,557,892	11,282,102

	TOTAL COMMON STOCKS	204,024,029	216,037,611

	RIGHTS — 2.3%
	CONSUMER DISCRETIONARY — 1.9%
225,000	Zale Corp.†	4,703,760	4,725,000

	TELECOMMUNICATION SERVICES — 0.3%
315,000	Leap Wireless International Inc., CVR, expire 03/14/16†	734,287	793,800

	HEALTH CARE — 0.1%
20,000	Adolor Corp., CPR, expire 07/01/19†	0	10,400
5,000	American Medical Alert Corp.†	0	50
11,000	Chelsea Therapeutics International Ltd., CVR†	1,210	1,210
4,000	Clinical Data Inc., CVR, expire 04/14/18†	0	3,800
10,000	Cubist Pharmaceuticals Inc., CVR†	22,225	753
4,700	Furiex Pharmaceuticals Inc., CVR†	45,960	45,919
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	0	60
120,000	Sanofi, CVR, expire 12/31/20†	204,080	73,200
156,000	Teva Pharmaceutical Industries Ltd., CPR, expire 02/20/23†	74,375	82,680
86,000	Trius Therapeutics, CVR†	0	11,180
1,500	Wright Medical Group Inc., CVR, expire 03/01/16†	3,713	6,585

	TOTAL HEALTH CARE	351,563	235,837

	ENERGY — 0.0%
140,000	WesternZagros Resources Ltd.†	0	621

	TOTAL RIGHTS	5,789,610	5,755,258

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2014

Shares		Cost	Market Value
	WARRANTS — 0.1%
	ENERGY — 0.1%
	Oil, Gas, and Consumable Fuels — 0.1%
45,000	Kinder Morgan Inc., expire 05/25/17†	$87,715	$156,600

	MATERIALS — 0.0%
	Metals and Mining — 0.0%
850	HudBay Minerals Inc., expire 07/20/18†	962	596

	TOTAL WARRANTS	88,677	157,196

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 9.4%
$22,950,000	U.S. Treasury Bills, 0.005% to 0.050%††, 11/13/14 to 04/09/15(a)	22,947,358	22,947,825

	TOTAL INVESTMENTS — 100.2%	$232,849,674	244,897,890

	SECURITIES SOLD SHORT — (0.4)%
	(Proceeds received $860,034)		(977,414)

		Settlement Date	Unrealized Appreciation

	FORWARD FOREIGN EXCHANGE CONTRACTS — 0.0%
495,000(b)	Deliver Euros in exchange for United States Dollars 620,393(c)	11/21/14	10,216

			Market Value

	Other Assets and Liabilities (Net) — 0.2%		579,968

	NET ASSETS — 100.0%		$244,510,660

Shares		Proceeds	Market Value

	SECURITIES SOLD SHORT — (0.4)%
	Health Care — (0.4)%
14,340	Medtronic Inc.	$860,034	$977,414

	TOTAL SECURITIES SOLD SHORT(d)	$860,034	$977,414

(a)	At October 31, 2014, $2,000,000 of the principal amount was pledged as collateral for securities sold short.
(b)	Principal amount denoted in Euros.
(c)	At October 31, 2014, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(d)	At October 31, 2014, these proceeds are being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CPR	Contingent Payment Right
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (cost $232,849,674)	$244,897,890
Foreign currency, at value (cost $1,511,481)	1,494,792
Cash	364,372
Deposit at brokers (including proceeds from securities sold short of $860,034)	961,359
Receivable for investments sold	838,834
Receivable for Fund shares sold	147,798
Dividends receivable	81,922
Unrealized appreciation on forward foreign exchange contracts	10,216
Prepaid expenses	40,517

Total Assets	248,837,700

Liabilities:
Securities sold short, at value	977,414
Payable for Fund shares redeemed	303,261
Payable for investments purchased	2,604,434
Payable for investment advisory fees	193,404
Payable for distribution fees	87,683
Payable for accounting fees	7,500
Payable for payroll expenses	825
Other accrued expenses	152,519

Total Liabilities	4,327,040

Net Assets
(applicable to 19,180,545 shares outstanding)	$244,510,660

Net Assets Consist of:
Paid-in capital	$259,897,437
Accumulated net investment loss	(959,317)
Accumulated net realized loss on investments, securities sold short, and foreign currency transactions	(26,351,093)
Net unrealized appreciation on investments	12,048,216
Net unrealized depreciation on securities sold short	(117,380)
Net unrealized depreciation on foreign currency translations	(7,203)

Net Assets	$244,510,660

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($11,314,722 ÷ 879,568 shares outstanding; 100,000,000 shares authorized)	$12.86

Class A:
Net Asset Value and redemption price per share ($93,980,251 ÷ 7,370,543 shares outstanding; 200,000,000 shares authorized)	$12.75

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$13.53

Class B:
Net Asset Value and offering price per share ($928,232 ÷ 77,924 shares outstanding; 100,000,000 shares authorized)	$11.91 (a)

Class C:
Net Asset Value and offering price per share ($57,615,933 ÷ 4,837,978 shares outstanding; 100,000,000 shares authorized)	$11.91 (a)

Class Y:
Net Asset Value, offering, and redemption price per share ($80,671,522 ÷ 6,014,532 shares outstanding; 100,000,000 shares authorized)	$13.41

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended October 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $114,322)	$2,959,091
Interest	52,972

Total Investment Income	3,012,063

Expenses:
Investment advisory fees	2,414,884
Distribution fees - Class AAA	25,332
Distribution fees - Class A	474,296
Distribution fees - Class B	13,800
Distribution fees - Class C	602,765
Shareholder services fees	277,827
Registration expenses	78,010
Shareholder communications expenses	75,766
Custodian fees	69,812
Directors’ fees	68,167
Legal and audit fees	48,603
Accounting fees	45,000
Dividend expense on securities sold short	8,747
Payroll expenses	2,762
Service fees for securities sold short (See Note 2)	618
Interest expense	461
Miscellaneous expenses	30,524

Total Expenses	4,237,374

Net Investment Loss	(1,225,311)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	12,757,837
Net realized loss on securities sold short	(28,677)
Net realized loss on foreign currency transactions	(126,803)

Net realized gain on investments, securities sold short, and foreign currency transactions	12,602,357

Net change in unrealized appreciation/depreciation:
on investments	(7,772,622)
on securities sold short	(117,380)
on foreign currency translations	(7,777)

Net change in unrealized appreciation/depreciation on investments, securities sold short, and foreign currency translations	(7,897,779)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	4,704,578

Net Increase in Net Assets Resulting from Operations	$3,479,267

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income/(loss)	$(1,225,311)	$182,229
Net realized gain on investments, securities sold short, and foreign currency transactions	12,602,357	9,233,924
Net change in unrealized appreciation/depreciation on investments, securities sold short, and foreign currency translations	(7,897,779)	20,232,038

Net Increase in Net Assets Resulting from Operations	3,479,267	29,648,191

Capital Share Transactions:
Class AAA	2,547,405	(289,710)
Class A	(17,193,488)	(9,062,371)
Class B	(951,934)	(2,268,370)
Class C	(959,468)	(731,644)
Class Y	12,805,304	27,715,990

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(3,752,181)	15,363,895

Redemption Fees	1,907	2,827

Net Increase/(Decrease) in Net Assets	(271,007)	45,014,913
Net Assets:
Beginning of year	244,781,667	199,766,754

End of year (including undistributed net investment income of $0 and $129,570, respectively)	$244,510,660	$244,781,667

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions									Ratios to Average Net Assets/ Supplemental Data
Year Ended October 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments		Total Distributions		Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses	Portfolio Turnover Rate
Class AAA
2014	$12.66	$(0.03)	$0.23	$0.20	—		—		—		$0.00	$12.86	1.58%	$11,315	(0.24)%		1.46%	181%
2013	11.00	0.04	1.62	1.66	—		—		—		0.00	12.66	15.09	8,671	0.37		1.49	197
2012(c)	10.60	(0.08)	0.48	0.40	—		—		—		0.00	11.00	3.77	7,814	(0.75)		1.50	202
2011	10.25	(0.04)	0.39	0.35	—		—		—		0.00	10.60	3.41	7,936	(0.39)		1.45	232
2010(d)	9.60	(0.05)	0.70	0.65	—		—		—		0.00	10.25	6.77	571	(0.80	)(e)	1.51 (e)	228
Class A
2014	$12.57	$(0.06)	$0.24	$0.18	—		—		—		$0.00	$12.75	1.43%	$93,980	(0.51)%		1.66%	181%
2013	10.94	0.02	1.61	1.63	—		—		—		0.00	12.57	14.90	109,446	0.15		1.69	197
2012(c)	10.57	(0.11)	0.48	0.37	—		—		—		0.00	10.94	3.50	103,827	(1.00)		1.70	202
2011	10.24	(0.06)	0.39	0.33	—		—		—		0.00	10.57	3.22	134,334	(0.56)		1.65	232
2010	9.13	(0.09)	1.26	1.17		$(0.05)		$(0.01)		$(0.06)	0.00	10.24	12.93	124,637	(0.90)		1.71	228
Class B
2014	$11.81	$(0.14)	$0.24	$0.10	—		—		—		$0.00	$11.91	0.85%	$928	(1.13)%		2.21%	181%
2013	10.34	(0.04)	1.51	1.47	—		—		—		0.00	11.81	14.22	1,857	(0.35)		2.24	197
2012(c)	10.04	(0.18)	0.48	0.30	—		—		—		0.00	10.34	2.99	3,745	(1.74)		2.25	202
2011	9.78	(0.11)	0.37	0.26	—		—		—		0.00	10.04	2.66	8,393	(1.09)		2.20	232
2010	8.72	(0.13)	1.20	1.07	—			$(0.01)		$(0.01)	0.00	9.78	12.29	12,767	(1.41)		2.26	228
Class C
2014	$11.81	$(0.12)	$0.22	$0.10	—		—		—		$0.00	$11.91	0.85%	$57,616	(1.04)%		2.21%	181%
2013	10.33	(0.04)	1.52	1.48	—		—		—		0.00	11.81	14.33	58,062	(0.39)		2.24	197
2012(c)	10.04	(0.16)	0.45	0.29	—		—		—		0.00	10.33	2.89	51,498	(1.56)		2.25	202
2011	9.78	(0.11)	0.37	0.26	—		—		—		0.00	10.04	2.66	64,637	(1.11)		2.20	232
2010	8.72	(0.13)	1.21	1.08		$(0.01)		$(0.01)		$(0.02)	0.00	9.78	12.36	57,381	(1.43)		2.26	228
Class Y
2014	$13.16	$(0.00)	$0.25	$0.25	—		—		—		$0.00	$13.41	1.90%	$80,672	(0.03)%		1.21%	181%
2013	11.41	0.06	1.69	1.75	—		—		—		0.00	13.16	15.34	66,746	0.48		1.24	197
2012(c)	10.97	(0.05)	0.49	0.44	—		—		—		0.00	11.41	4.01	32,883	(0.49)		1.25	202
2011	10.58	(0.01)	0.40	0.39	—		—		—		0.00	10.97	3.69	50,893	(0.11)		1.20	232
2010	9.42	(0.04)	1.30	1.26		$(0.09)		$(0.01)		$(0.10)	0.00	10.58	13.49	33,755	(0.44)		1.26	228

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

During the year ended October 31, 2012, the Fund changed its previously recognized estimate of the characterization of prior year income associated with a portfolio holding involved in a corporate reorganization that was subsequently sold. If this recharacterization had not occurred, Net Investment Income(Loss) would have been $(0.02) (Class AAA), $(0.05) (Class A), $(0.12) (Class B), $(0.10) (Class C), and $0.00 (Class Y), respectively, Net Realized and Unrealized Gain (Loss) on Investments would have been $0.42 (Class AAA, Class A, and Class B), $0.39 (Class C), and $0.44 (Class Y), respectively, and Net Investment Income (Loss) Ratio would have been (0.22)% (Class AAA), (0.47)% (Class A), (1.17)% (Class B), (1.00)% (Class C), and 0.02% (Class Y), respectively.

(d)	From the commencement of offering Class AAA Shares on February 26, 2010 through October 31, 2010.
(e)	Annualized.

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements

1. Organization. The Gabelli Enterprise Mergers and Acquisitions Fund is a series of the Gabelli 787 Fund, Inc. (the “Corporation”), which was organized in Maryland and commenced operations on February 28, 2001. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its primary objective is capital appreciation.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of October 31, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 10/31/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care
Health Care Equipment and Supplies	$ 11,216,903	—	$ 38,500	$ 11,255,403
Other Industries (a)	14,720,447	—	—	14,720,447
Information Technology
Software	15,229,492	—	1,900	15,231,392
Other Industries (a)	6,837,749	—	—	6,837,749
Consumer Staples
Food Products	5,599,649	$ 7,176	—	5,606,825
Other Industries (a)	14,072,311	—	—	14,072,311
Utilities
Independent Power Producers and Energy Traders	—	—	0	0
Other Industries (a)	11,282,102	—	—	11,282,102
All Other Industries (a)	137,031,382	—	—	137,031,382

Total Common Stocks	215,990,035	7,176	40,400	216,037,611

Rights	81,159	—	5,674,099	5,755,258
Warrants	157,196	—	—	157,196
U.S. Government Obligations	—	22,947,825	—	22,947,825

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$216,228,390	$22,955,001	$5,714,499	$244,897,890

LIABILITIES (Market Value):
Securities Sold Short(a)*	$ (977,414)	—	—	$ (977,414)

TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$ (977,414)	—	—	$ (977,414)

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

	Valuation Inputs (Continued)
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 10/31/14
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):**
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward Foreign Exchange Contract	$—	$10,216	$—	$10,216

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$10,216	$—	$10,216

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	All Securities Sold Short positions are common stock.
**	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have material transfers among Level 1 and Level 2 during the year ended October 31, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 10/31/13	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 10/31/14	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 10/31/14†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care
Health Care Equipment and Supplies	$—	$—	$—	$38,500	$0	$—	$—	$—	$38,500	$38,500
Information Technology
Electrical Equipment and Instruments	1,650	—	—	(1,650)	—	(0)	—	—	—	—
Software	1,900	—	—	—	—	—	—	—	1,900	—
Consumer Staples
Food Products	186,766	—	—	—	—	—	—	(186,766)	—	—
Utilities
Independent Power Producers and Energy Traders	0	—	—	—	—	—	—	—	0	—
Total Common Stocks	190,316	—	—	36,850	0	(0)	—	(186,766)	40,400	38,500
Rights	25,490	—	—	89,017	855,832	—	4,703,760	—	5,674,099	89,017
TOTAL INVESTMENTS IN SECURITIES	$215,806	$—	$—	$125,867	$855,832	$(0)	$4,703,760	$(186,766)	$5,714,499	$127,517

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of October 31, 2014

Description	Balance at 10/31/14	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Rights	$5,674,099	Acquisition price / Last available closing price	Discount Range	0%
All Other Investments (a)	40,400

	$5,714,499

(a)	Includes fair value securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities,

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at October 31, 2014, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. During the year ended October 31, 2014, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at October 31, 2014 are reflected within the Schedule of Investments.

The Fund’s volume of activity in forward foreign exchange contracts during the year ended October 31, 2014 had an average monthly notional amount of approximately $360,067.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

As of October 31, 2014, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts. For the year ended October 31, 2014, the effect of forward foreign exchange contracts, if any, can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency, within Net realized loss on foreign currency transactions and Net change in unrealized depreciation on foreign currency translations.

At October 31, 2014, the Fund’s derivative assets (by type) are as follows:

		Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Assets
Forward Foreign Exchange Contracts		$10,216	$—	$10,216

The following table presents the Fund’s derivative assets by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of October 31, 2014:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount

Counterparty
State Street Bank & Trust Co.	$10,216	$—	$—	$10,216

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at October 31, 2014 are reflected at fair value within the Schedule of Investments. For the year ended October 31, 2014, the Fund incurred $618 in service fees related to its short sale positions. The amount is included in the Statement of Operations - Expenses - Service fees for securities sold short.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no restricted securities at October 31, 2014.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the write-off of current year net operating loss and the tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended October 31, 2014, reclassifications were made to decrease accumulated net investment loss by $136,424 and decrease accumulated net realized loss on investments, securities sold short, and foreign currency transactions by $211,824, with an offsetting adjustment to paid-in capital.

No distributions were made during the years ended October 31, 2014 or 2013.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At October 31, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(23,887,581)
Net unrealized appreciation on investments and foreign currency translations	9,466,856
Qualified late year loss deferral	(955,836)
Other temporary differences*	(10,216)

Total	$(15,386,777)

*	Other temporary differences are primarily due to mark-to-market adjustments on foreign currency.

At October 31, 2014, the Fund had a net capital loss carryforward for federal income tax purposes of $23,887,581 which is available to reduce future required distributions of net capital gains to shareholders through 2017. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

During the year October 31, 2014, the Fund utilized capital loss carryforwards of $12,692,748.

At October 31, 2014, the differences between book basis and tax basis unrealized appreciation/depreciation were primarily due to deferral of losses on wash sales for tax purposes.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at October 31, 2014:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Investments	$235,306,451	$24,223,109	$(14,631,670)	$9,591,439
Securities sold short	(860,034)	—	(117,380)	(117,380)

Total		$24,223,109	$(14,749,050)	$9,474,059

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended October 31, 2014, the Fund did not incur any income tax, interest, or penalties. As of October 31, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at annual rates as follows:

First $1 Billion	0.935%
Next $1 Billion	0.910%
Next $3 Billion	0.885%
Next $5 Billion	0.860%
Thereafter	0.835%

In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

As per the approval of the Board, the Fund is allocated a portion of the Chief Compliance Officer’s cost. For the year ended October 31, 2014, the Fund paid or accrued $2,762 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director receive annual fees of $1,500 and $2,000, respectively. The Chairmen of the Proxy Voting Committee and the Nominating Committee each receive annual fees of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution agreement and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class B, and Class C Share Plans,

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

payments are authorized to the G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.45%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Class Y shares do not participate in the Plan and pay no distribution fees.

5. Portfolio Securities. Purchases and sales of securities during the year ended October 31, 2014, other than short term securities and U.S. Government obligations, aggregated $373,446,930 and $304,501,080, respectively.

6. Transactions with Affiliates. During the year ended October 31, 2014, the Fund paid brokerage commissions on security trades of $99,148 to G.research, Inc., an affiliate of the Adviser. Additionally, the Distributor retained a total of $37,611 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended October 31, 2014, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended October 31, 2014, there were no borrowings outstanding under the line of credit.

8. Capital Stock. The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class Y Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class B Shares are no longer available for new investments. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class Y Shares are offered through the Distributor and selected broker/dealers that have entered into selling agreements specifically with respect to Class Y Shares without a sales charge.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended October 31, 2014 and 2013, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount

Class AAA
Shares sold	456,002	$5,904,935	284,710	$3,393,531
Shares redeemed	(261,355)	(3,357,530)	(310,248)	(3,683,241)

Net increase/(decrease)	194,647	$2,547,405	(25,538)	$(289,710)

Class A
Shares sold	2,046,548	$26,192,549	4,119,347	$49,148,112
Shares redeemed	(3,382,224)	(43,386,037)	(4,900,480)	(58,210,483)

Net decrease	(1,335,676)	$(17,193,488)	(781,133)	$(9,062,371)

Class B
Shares sold	9	$100	582	$6,444
Shares redeemed	(79,300)	(952,034)	(205,561)	(2,274,814)

Net decrease	(79,291)	$(951,934)	(204,979)	$(2,268,370)

Class C
Shares sold	855,447	$10,278,528	1,177,677	$13,005,531
Shares redeemed	(935,419)	(11,237,996)	(1,243,049)	(13,737,175)

Net decrease	(79,972)	$(959,468)	(65,372)	$(731,644)

Class Y
Shares sold	4,016,391	$54,159,131	4,764,657	$59,826,019
Shares redeemed	(3,072,407)	(41,353,827)	(2,577,137)	(32,110,029)

Net increase	943,984	$12,805,304	2,187,520	$27,715,990

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. The Board approved the conversion of Class B Shares to Class A Shares. This conversion took place on December 8, 2014.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Gabelli Enterprise Mergers and Acquisitions Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gabelli Enterprise Mergers and Acquisitions Fund (a series of the Gabelli 787 Fund, Inc. and hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

December 29, 2014

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the Gabelli Enterprise Mergers and Acquisitions Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Regina M. Pitaro Director Age: 59	Since 2008	1	Managing Director and Director of GAMCO Asset Management, Inc.	—

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 78	Since 2008	37	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Director Age: 76	Since 2008	21	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	Director of First Republic Bank (banking) through January 2008

Vincent D. Enright Director Age: 70	Since 2008	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of the LGL Group, Inc. (diversified manufacturing) (2011-2014)

Arthur V. Ferrara Director Age: 84	Since 2008	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Kuni Nakamura Director Age: 46	Since 2008	14	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Salvatore J. Zizza Director Age: 68	Since 2008	31	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling, Inc. (recycling) (since 2005); Chairman of Harbor Diversified, Inc. (pharmaceuticals) (since 1999); Chairman of BAM (semiconductor and aerospace manufacturing) (since 2000); Chairman of Bergen Cove Realty Inc. (since 2002)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 62	Since 2008	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2008	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Ms. Pitaro is considered an “interested person” because of her affiliation with Gabelli Funds, LLC that acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

GABELLI ENTERPRISE MERGERS AND

ACQUISITIONS FUND

A Portfolio of the Gabelli 787 Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director and

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President and,

Chief Financial Officer, KeySpan

Corporation

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

Kuni Nakamura

President,

Advanced Polymer, Inc.

Regina M. Pitaro

Managing Director,

GAMCO Asset Management Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q414AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,500 in 2013 and $20,085 in 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2013 and $0 in 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,850 in 2013 and $3,970 in 2014. Tax fees include amounts related to tax compliance, tax reporting and tax planning.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2013 and $0 in 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $3,850 in 2013 and $3,970 in 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli 787 Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	1/06/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	1/06/2015

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	1/06/2015

* Print the name and title of each signing officer under his or her signature.